PROVISIONS (Details 1) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2020		Dec. 31, 2019		Dec. 31, 2018
Analysis of provision for onerous contracts:
At beginning of the year	$ 405	[1]	$ 813
Released to profit or loss	(325)		(408)		$ (457)
At the end of the financial year	$ 80	[1]	$ 405	[1]	$ 813

[1]	Provision for onerous contracts represents the present value of the future charter payments of short-term leases that the Group is presently obligated to make under non-cancellable onerous operating charter agreements and contracts of affreightment, less charter revenue expected to be earned on the charter. The estimate may vary as a result of changes to ship running costs and charter and freight revenue. Except for short-term onerous contracts when the effect of discounting is immaterial, the rate used to discount the future charter payments is 6.86% (2019: 7.61%).